UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

ON24, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Howard Street, Suite 1100
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 369-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 29, 2025, ON24, Inc., a Delaware corporation (the “Company” or “ON24”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cvent Atlanta, LLC, a Delaware limited liability company (“Parent”), and Summit Sub Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company and a wholly-owned subsidiary of Parent following the proposed transaction. Parent and Merger Sub are affiliated with Cvent, Inc. and have agreed to acquire all of the Company’s outstanding shares of common stock (the “Company Shares”) for $8.10 per share, in cash, as described in more detail below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously (i) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (ii) determined that the Merger Agreement and the transactions contemplated by the Agreement, including the Merger, are advisable, fair to, and in the best interests of the Company and the stockholders of the Company, (iii) resolved to recommend that the stockholders of the Company adopt the Merger Agreement in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by the Company’s stockholders.

Effect on Capital Stock

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each Company Share that is issued and outstanding as of immediately prior to the Effective Time (other than any Company Shares that are held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, or any Company Shares as to which appraisal rights have been properly exercised in accordance with Delaware law), will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $8.10, without interest and net of applicable withholding taxes (the “Merger Consideration”), and (ii) each Company Share that is held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, in each case, as of immediately prior to the Effective Time, will be automatically canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

Treatment of Company Equity Awards and Employee Stock Purchase Plan

All vested Company Options outstanding as of immediately prior to the Effective Time shall automatically be canceled at the Effective Time, and, in exchange therefor, the Surviving Corporation shall pay each former holder of any such canceled vested Company Option at the Effective Time or as soon as practicable thereafter (but in no event later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth (5th) Business Day after the Effective Time), in consideration of the cancelation of such vested Company Option, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in the Merger Agreement), equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of each such canceled Company Option; and (y) the number of Company Shares underlying such canceled Company Option, with such resulting amount rounded down to the nearest whole cent; provided, however, that if the exercise price per share of any such vested Company Option is equal to or greater than the Merger Consideration, such vested Company Option shall be canceled and terminated without any cash payment being made in respect thereof.

All unvested Company Options outstanding as of immediately prior to the Effective Time shall automatically be canceled, with each former holder of any such canceled unvested Company Option becoming entitled to receive a restricted cash award (an “Option Restricted Cash Award”) representing the right to receive an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in the Merger Agreement), equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of each such canceled unvested Company Option; and (y) the number of Company Shares underlying such canceled unvested Company Option, with such resulting amount rounded down to the nearest whole cent, with payment of such amount subject to the same terms and conditions (including as to vesting, forfeiture and employment termination protection) as applied to the corresponding canceled unvested Company Option as of immediately prior to the Effective Time. Any payments made in respect of each Option Restricted Cash Award will be paid through the payroll of the Surviving Corporation promptly, and in any event no later than the first regularly scheduled payroll date occurring on or after the thirtieth (30th) calendar day following the date on which the Option Restricted Cash Award (or portion thereof) vests. If the exercise price per share of any such unvested Company Option is equal to or greater than the Merger Consideration, such unvested Company Option shall be cancelled and terminated without any cash payment being made in respect thereof.

All vested Company RSUs (including after application of any accelerated vesting that occurs pursuant to the terms of any agreement governing a Company RSU, and with the achievement of any performance vesting goals applicable to any Company RSU being determined in accordance with the terms of the applicable agreement governing such Company RSU) outstanding as of immediately prior to the Effective Time shall automatically be canceled at the Effective Time, and, in exchange therefor, the Surviving Corporation shall pay to each former holder of any such canceled vested Company RSU, at the Effective Time or as soon as practicable thereafter (but in no event later than the first regularly scheduled payroll date of the Surviving Corporation occurring on or after the fifth (5th) Business Day after the Effective Time), in consideration of the cancelation of such vested Company RSU, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in the Merger Agreement) equal to the product of (x) the Merger Consideration and (y) the number of Company Shares subject to such Company RSU, with such resulting amount rounded down to the nearest whole cent.

All unvested Company RSUs outstanding as of immediately prior to the Effective Time shall automatically be canceled, with each former holder of any such canceled unvested Company RSU becoming entitled to receive a restricted cash award (an “RSU Restricted Cash Award”) representing the right to receive an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in the Merger Agreement) equal to the product of (x) the Merger Consideration and (y) the number of Company Shares subject to such unvested Company RSU, with such resulting amount rounded down to the nearest whole cent, with payment of such amount subject to the same terms and conditions (including as to vesting, forfeiture, acceleration and employment termination protection, but excluding, for the avoidance of doubt, any performance conditions) as applied to the corresponding canceled unvested Company RSU as of immediately prior to the Effective Time. Any payments made in respect of each RSU Restricted Cash Award will be paid through the payroll of the Surviving Corporation promptly, and in any event no later than the first regularly scheduled payroll date occurring on or after the thirtieth (30th) calendar day, following the date on which the RSU Restricted Cash Award (or portion thereof) vests.

The Company sponsors an Employee Stock Purchase Plan (the “Company ESPP”) in which employees are eligible to participate. Pursuant to the terms of the Merger Agreement, the Board (or if applicable, the Committee (as defined in the Company ESPP)) shall take action to provide that (a) each right to acquire Company Shares under the Company ESPP that is then-outstanding shall be exercised on a date that is no later than February 16, 2026, and on such date, all accumulated participant contributions under the Company ESPP shall be used to purchase shares of Company Common Stock, in accordance with the terms of the Company ESPP as if it was the Purchase Date for such Offering Period (as these terms are defined in the Company ESPP), (b) no individual participating in the Company ESPP shall be permitted to increase the amount of such participant’s rate of contributions under the Company ESPP or make separate non-payroll contributions to the Company ESPP, (c) no individual who is not participating in the current Offering Period may commence participation in such current Offering Period or the Company ESPP, and (d) the commencement of any future Offering Period under the Company ESPP or Offering (as defined in the Company ESPP) shall be suspended unless and until the Merger Agreement is terminated. The Company ESPP shall terminate in its entirety immediately prior to the Effective Time, and no further rights shall be granted or exercised under the Company ESPP thereafter.

Representations, Warranties and Covenants

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to (a) conduct the business and operations of the Company and its Subsidiaries, taken as a whole, in all material respects in the ordinary course of business consistent with past practice, and (b) use commercially reasonable efforts, consistent with past practice, to preserve intact its business organization, operations, assets, goodwill and relationships with material customers, suppliers, subcontractors, officers, employees and other third parties. The Company has also agreed not to engage in certain specified actions from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms.

No Shop

The Merger Agreement provides for customary “no-shop” restrictions under which the Company and its representatives are generally prohibited from, among other things, (a) soliciting Acquisition Proposals from third parties, (b) participating in any discussions, communications or negotiations with third parties regarding Acquisition Proposals, (c) providing any person with information with the intent to encourage or facilitate an Acquisition Proposal or (d) approving, recommending or entering into any letter of intent or similar contract relating to an Acquisition Proposal. The Company has further agreed to terminate any existing discussions or negotiations with regard to alternative acquisition proposals.

Closing Conditions

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal restraints, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other applicable Antitrust Law, the CFIUS Closing Period having occurred with respect to the Committee on Foreign Investment in the United States and approval by the holders of a majority of the outstanding Company Shares entitled to vote at the Company Stockholder Meeting.

Consummation of the Merger by Parent and Merger Sub is further subject to satisfaction of customary closing conditions on the part of the Company, including, without limitation, (a) the Company having complied with, in all material respects its covenants and obligations required to be performed and complied with by the Merger Agreement at or prior to the Closing, (b) the representations and warranties of the Company being true and correct (subject in certain instances to materiality qualifiers), (c) no Company Material Adverse Effect, and (d) as of the earlier of June 30, 2026 or the Closing, the Company having at least $107 million in cash.

Consummation of the Merger by the Company is further subject to satisfaction of customary closing conditions on the part of Parent and the Merger Sub, including, without limitation, (a) Parent and Merger Sub having complied with, in all material respects its covenants and obligations required to be performed and complied with by the Merger Agreement at or prior to the Closing, and (b) the representations and warranties of Parent and Merger Sub being true and correct, except where the failure to be so true and correct would not reasonably be expected to materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated by the Merger Agreement.

Termination

The Merger Agreement contains customary termination provisions for each of Parent and the Company. Upon termination of the Merger Agreement, (a) Parent, under specified circumstances, including termination pursuant to an injunction arising from Antitrust Laws or if the Effective Time has not occurred on or prior to December 29, 2026 (subject to an extension until March 29, 2027 under certain circumstances for the purpose of obtaining certain antitrust regulatory approvals) at a time at which all conditions to closing other than those related to the receipt of certain antitrust regulatory approvals have been or are capable of being satisfied, in each case, when the Company is not then in material breach of any provision of the Merger Agreement that is the primary cause of the failure of certain closing conditions (solely with respect to an Antitrust Law) to be satisfied, will be required to pay the Company a termination fee of $22,045,127; and (b) the Company, under specified circumstances, including termination of the Merger Agreement by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) or by Parent upon a Company Adverse Recommendation Change (as defined in the Merger Agreement), will be required to pay Parent a termination fee of $12,024,615.

Financing Commitment

Parent has secured committed equity financing for the Merger, consisting of equity to be provided by certain investment funds affiliated with Blackstone Inc., on the terms and subject to the conditions set forth in the equity commitment letter provided by such funds, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Merger Consideration assuming the satisfaction of all conditions to Parent and Merger Sub’s obligations to effect the Merger and all conditions to each party’s obligations to effect the Merger.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties, covenants and other agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties, covenants and other agreements or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties, covenants and other agreements may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Voting and Support Agreement

In connection with the execution of the Merger Agreement, Parent entered into a separate voting and support agreement (the “Voting and Support Agreement”) with each of Sharat Sharan, Lynrock Lake Master Fund LP and Indaba Capital Management, L.P. (collectively, “Supporters”). Pursuant to the Voting and Support Agreement, each Supporter has agreed, among other things, to (i) vote or cause to be voted all of its Company Shares in favor of the Merger and the transactions contemplated by the Merger Agreement and (ii) prior to the Expiration Time (as defined in the Voting and Support Agreement) and subject to limited exceptions, not to sell or otherwise transfer any of its Company Shares other than with the consent of Parent. The Company Shares beneficially owned by the Supporters represented approximately 39% of the outstanding shares of Company Common Stock as of December 26, 2025. The adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Company Shares is the only vote or approval of the holders of any of the Company’s capital stock necessary to adopt the Merger Agreement and consummate the Merger. The Voting and Support Agreements each terminate upon a Company Adverse Recommendation Change.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreement, a form of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving ON24, Parent and Merger Sub. ON24 expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of ON24’s stockholders for purposes of obtaining, stockholder approval of the proposed transaction. ON24 may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that ON24 may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of ON24 and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF ON24 ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY ON24, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ON24 AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about ON24 and the proposed transaction once such documents are filed by ON24 with the SEC at the SEC’s website at www.sec.gov or from ON24 at its website at https://investors.on24.com/overview/default.aspx.

Participants in the Solicitation

ON24 and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about ON24’s directors and executive officers is set forth in (i) ON24’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2025, and can be found here, (ii) ON24’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 29, 2025, under the headings “Director Compensation”, “Executive Officers”, “Employee Benefit and Equity Compensation Plans”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Relationships and Related Party Transactions” and can be found here, and (iii) ON24’s subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of ON24 securities by its directors or executive officers have changed since the amounts set forth in ON24’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in ON24’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ON24 will be available free of charge through the website maintained by the SEC at sec.gov and ON24’s website at https://investors.on24.com/overview/default.aspx.

Forward-looking statements

This communication, and the documents to which ON24 refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent ON24’s expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of ON24, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ON24 expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ON24’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect ON24’s business and the price of the common stock of ON24, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of ON24 and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require ON24 to pay a termination fee, (v) the effect of the announcement or pendency of the proposed transaction on ON24’s business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts ON24’s current plans and operations, (vii) risks related to diverting management’s attention from ON24’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against ON24 related to the Merger Agreement or the proposed transaction, (ix) ON24’s ability to retain, hire and integrate skilled personnel including ON24’s senior management team and maintain relationships with others who contribute to its business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks caused by delays in upturns or downturns being reflected in ON24’s financial position and results of operations, (xiv) risks that the benefits of the Merger are not realized when and as expected, (xv) uncertainty as to timing of completion of the proposed Merger, and (xvi) other factors described under the heading “Risk Factors” in ON24’s Annual Report on Form 10-K for the year ended December 31, 2024, ON24’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. ON24 cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, ON24 cannot assure you that ON24 will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect ON24 or ON24’s operations in the way ON24 expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, ON24 does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01	Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger

99.1**	Form of Voting and Support Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

*

Certain provisions or terms of this exhibit, including the disclosure schedule thereto, have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K as they contain information that is both not material and of the type that the registrant treats as private or confidential.

**

Certain provisions or terms of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K as they are both not material and of the type that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2025	ON24, Inc.

	By:	/s/ Steven Vattuone
Steven Vattuone
Chief Financial Officer